UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2010

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

 (State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)

 1055 West Hastings Street, Suite 2200

 Vancouver, British Columbia V6E 2E9

 and

 2700 Colorado Avenue, Suite 200

 Santa Monica, California 90404

Registrant’s telephone number, including area code) (877) 848-3866

                                        NO CHANGE

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     See Item 2.03 below, which is incorporated herein by reference in its entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On July 20, 2010, Lions Gate Entertainment Inc. (the “Issuer”), a wholly owned subsidiary of Lions Gate Entertainment Corp. (“Lions Gate” or the “Company”), entered into a Refinancing Exchange Agreement (the “Refinancing Exchange Agreement”) to exchange $36,009,000 in aggregate principal amount of the Issuer’s existing 3.625% Convertible Senior Subordinated Notes due 2025 (the “Existing 3.625% Notes”) and $63,709,000 in aggregate principal amount of the Issuer’s 2.9375% Convertible Senior Subordinated Notes due 2024 (the “Existing 2.9375% Notes”, and together with the Existing 3.625% Notes, the “Existing Notes”) for equal principal amounts, respectively, of new 3.625% Convertible Senior Subordinated Notes due 2027 (the “New 3.625% Notes”) and new 2.9375% Convertible Senior Subordinated Notes due 2026 (the “New 2.9375% Notes”, and together with the New 3.625% Notes, the “New Notes”). The New Notes took effect immediately and were identical to the Existing Notes but had an extended maturity date, extended put rights by two years, and were immediately convertible at an initial conversion rate of 161.2903 common shares of the Company per $1,000 principal amount of New Notes, subject to specified contingencies.

     Also on July 20, 2010, the New Notes were converted in full into 16,236,306 common shares of the Company.  As a result, the New Notes are no longer outstanding and neither the Issuer nor Lions Gate presently have any obligations under the New Notes.

     A copy of the forms of the New Notes and the Refinancing Exchange Agreement are attached hereto as Exhibits 4.15, 4.16 and 10.80 and are incorporated herein by reference.  The foregoing description of the New Notes and the Refinancing Exchange Agreement is qualified in its entirety by reference to such exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

     The New Notes and the common shares issued on conversion thereof have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). As described under Item 2.03 above (the contents of which are incorporated herein by reference in its entirety), approximately $99,718,000 aggregate principal amount of New Notes were issued in reliance on an exemption from registration provided by Section 4(2) of and Regulation D under the Securities Act.  The New Notes were immediately convertible at an initial conversion rate of 161.2903 common shares of the Company per $1,000 principal amount of New Notes, and were subsequently converted into 16,236,306 common shares of the Company.

Item 8.01. Other Events.

On July 20, 2010, the Company issued a press release describing the issuance of the New Notes in exchange for the Existing Notes and the conversion of the New Notes into common stock of the Company.  A copy of the press release is included herein as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.             Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial statements of businesses acquired.

                                Not applicable.

(b)                 Pro forma financial information.

                                Not applicable.

                (c)           Exhibits.                The following exhibits are filed as part of this report:

4.15                            Form of Lions Gate Entertainment Inc. 3.625% Convertible Senior Subordinated Note due 2027

4.16                            Form of Lions Gate Entertainment Inc. 2.9375% Convertible Senior Subordinated Note due 2026

10.80                        Refinancing Exchange Agreement, dated July 20, 2010, by Lions Gate Entertainment Inc.
 and Kornitzer Capital Management, Inc.

99.1                        Press release issued July 20, 2010, by Lions Gate Entertainment Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lions Gate Entertainment Corp. (Registrant)
Date: July 20, 2010	By:	/s/ James Keegan
		Name:	James Keegan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.15	Form of Lions Gate Entertainment Inc. 3.625% Convertible Senior Subordinated Note due 2027
4.16	Form of Lions Gate Entertainment Inc. 2.9375% Convertible Senior Subordinated Note due 2026
10.80	Refinancing Exchange Agreement, dated July 20, 2010, by Lions Gate Entertainment Inc. and Kornitzer Capital Management, Inc.
99.1	Press release issued July 20, 2010, by Lions Gate Entertainment Corp.